UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2026
ARES REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, CO	80202

(Address of Principal Executive Offices)	(Zip Code)
(303) 228-2200
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01     Other Events.
Ares Real Estate Income Trust Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) is filing this Current Report on Form 8-K in order to provide an update regarding our net asset value (“NAV”), our assets and portfolio.
Most Recent Transaction Price and Net Asset Value Per Share
May 1, 2026 Transaction Price
The transaction price for each of our share classes is equal to such share class’s NAV per share as of March 31, 2026. A calculation of the NAV per share is set forth below.
March 31, 2026 NAV Per Share
Our board of directors, including a majority of our independent directors, has adopted valuation procedures, as amended from time to time, that contain a comprehensive set of methodologies to be used in connection with the calculation of our NAV. Our most recent NAV per share for each share class, which is updated as of the last calendar day of each month, is posted on our website at www.areswms.com/solutions/areit and is also available on our toll-free, automated telephone line at (888) 310-9352. With the approval of our board of directors, including a majority of our independent directors, we have engaged Altus Group U.S. Inc., a third-party valuation firm, to serve as our independent valuation advisor (“Altus Group” or the “Independent Valuation Advisor”) with respect to helping us administer the valuation and review process for the real properties in our portfolio, providing monthly real property appraisals and valuations for certain of our debt-related assets, reviewing annual third-party real property appraisals, reviewing the internal valuations of loans (“DST Program Loans”) provided to certain investors in our program to raise capital in private placements exempt from registration pursuant to Rule 506(b) of Regulation D under the Securities Act of 1933, as amended, through the sale of beneficial interests (“DST Interests”) in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by our operating partnership (the “DST Program”), and debt-related liabilities performed by Ares Commercial Real Estate Management LLC (our “Advisor”), providing quarterly valuations of our properties subject to master lease obligations associated with the DST Program, and assisting in the development and review of our valuation procedures.
As used below, “Fund Interests” means our outstanding shares of common stock, along with the partnership units in our operating partnership (“OP Units”), which may be or were held directly or indirectly by the Advisor, our former sponsor, members or affiliates of our former sponsor, and third parties, and “Aggregate Fund NAV” means the NAV of all the Fund Interests.

The following table sets forth the components of Aggregate Fund NAV as of March 31, 2026 and February 28, 2026:

	As of
(in thousands)	March 31, 2026	February 28, 2026
Investments in residential properties	$2,690,450	$2,689,700
Investments in industrial properties	3,061,700	3,044,900
Investments in retail properties	731,100	729,800
Investments in office properties	407,000	402,550
Investments in other properties (1)	800,500	798,350
Total investment in real estate properties	7,690,750	7,665,300
Investments in real estate debt and securities	472,104	439,466
Investments in unconsolidated joint venture partnerships	503,889	495,421
DST Program Loans	199,559	206,955
Total investments	8,866,302	8,807,142
Cash and cash equivalents	50,922	84,339
Restricted cash	8,852	5,435
Other assets	72,672	71,606
Line of credit, term loans and mortgage notes	(2,820,173)	(2,934,980)
Secured financings on debt-related investments	(134,581)	(107,323)
Financing obligations associated with our DST Program	(2,470,167)	(2,573,556)
Other liabilities	(147,983)	(134,018)
Accrued performance participation allocation	(10,646)	(7,467)
Accrued advisory fees	(5,324)	(5,256)
Noncontrolling interests in consolidated joint venture partnerships	(18,775)	(18,625)
Aggregate Fund NAV	$3,391,099	$3,187,297
Total Fund Interests outstanding	416,255	392,523
____________________________________________
(1)Includes self-storage and data center properties.
The following table sets forth the NAV per Fund Interest as of March 31, 2026 and February 28, 2026:

(in thousands, except		Class T-R	Class S-R	Class D-R	Class I-R	Class E	Class S-PR	Class D-PR	Class I-PR	Class B
per Fund Interest data)	Total	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	OP Units
As of March 31, 2026
Monthly NAV	$3,391,099	$178,841	$283,246	$45,410	$516,983	$320,644	$70,316	$4,038	$110,334	$207,005	$1,654,282
Fund Interests outstanding	416,255	21,953	34,768	5,574	63,459	39,359	8,631	496	13,543	25,410	203,062
NAV Per Fund Interest	$8.1467	$8.1467	$8.1467	$8.1467	$8.1467	$8.1467	$8.1467	$8.1467	$8.1467	$8.1467	$8.1467
As of February 28, 2026
Monthly NAV	$3,187,297	$180,580	$287,684	$45,740	$514,363	$320,875	$63,279	$3,276	$90,750	$206,328	$1,474,422
Fund Interests outstanding	392,523	22,239	35,429	5,633	63,345	39,517	7,793	403	11,176	25,410	181,578
NAV Per Fund Interest	$8.1200	$8.1200	$8.1200	$8.1200	$8.1200	$8.1200	$8.1200	$8.1200	$8.1200	$8.1200	$8.1200
Under U.S. generally accepted accounting principles (“GAAP”), we record liabilities for ongoing distribution fees that we estimate we may pay in future periods for the Fund Interests. As of March 31, 2026, we estimated approximately $82.7 million of ongoing distribution fees were potentially payable. We do not deduct the liability for estimated future distribution fees in our calculation of NAV since we intend for our NAV to reflect our estimated value on the date that we determine our NAV. Accordingly, our estimated NAV at any given time does not include consideration of any estimated future distribution fees that may become payable after such date.

We include no discounts to our NAV for the illiquid nature of our shares, including the limitations on our stockholders’ ability to redeem shares under our share redemption program and our ability to make exceptions to, modify or suspend our share redemption program at any time. Our NAV generally does not reflect the potential impact of exit costs (e.g. selling costs and commissions related to the sale of a property) that would likely be incurred if our assets and liabilities were liquidated or sold today. While we may use market pricing concepts to value individual components of our NAV, our per share NAV is not derived from the market pricing information of open-end real estate funds listed on stock exchanges.
Our NAV is not a representation, warranty or guarantee that: (i) we would fully realize our NAV upon a sale of our assets; (ii) shares of our common stock would trade at our per share NAV on a national securities exchange; and (iii) a stockholder would be able to realize the per share NAV if such stockholder attempted to sell his or her shares to a third party.
The valuations of our real properties as of March 31, 2026, excluding certain newly acquired properties that are currently held at cost which we believe reflects the fair value of such properties, were provided by the Independent Valuation Advisor in accordance with our valuation procedures. Certain key assumptions that were used by the Independent Valuation Advisor in the discounted cash flow analysis are set forth in the following table based on weighted-averages by property type.

	Residential	Industrial	Retail	Office	Other (1)	Weighted-Average Basis
Exit capitalization rate	5.1%	5.7%	6.4%	7.3%	6.1%	5.7%
Discount rate / internal rate of return	7.0%	7.3%	7.2%	8.8%	7.7%	7.3%
Average holding period (years)	10.0	10.0	9.9	10.0	14.4	10.5
____________________________________________
(1)Includes self-storage and data center properties.
A change in the exit capitalization and discount rates used would impact the calculation of the value of our real property. For example, assuming all other factors remain constant, the changes listed below would result in the following effects on the value of our real properties, excluding certain newly acquired properties that are currently held at cost which we believe reflects the fair value of such properties:

Input	Hypothetical Change	Residential	Industrial	Retail	Office	Other (1)	Weighted-Average Values
Exit capitalization rate (weighted-average)	0.25% decrease	3.3%	3.0%	2.3%	2.5%	2.3%	2.9%
	0.25% increase	(3.0)%	(2.8)%	(2.2)%	(2.3)%	(2.1)%	(2.7)%
Discount rate (weighted-average)	0.25% decrease	2.0%	2.0%	1.9%	2.1%	2.5%	2.0%
	0.25% increase	(1.9)%	(1.9)%	(1.8)%	(2.0)%	(2.5)%	(2.0)%
____________________________________________
(1)Includes self-storage and data center properties.
Distributions
We authorized monthly gross distributions for each class of shares of our common stock in the amount of $0.03450 per share for the month of March 2026. These distributions were paid to all stockholders of record as of the close of business on March 31, 2026, net of, as applicable, distribution fees that are payable monthly with respect to certain classes of shares of our common stock.

Update on Our Assets and Activities
As of March 31, 2026, our consolidated investments include 144 real estate properties totaling approximately 30.5 million square feet located in 34 markets throughout the U.S., which were 94.8% leased.
As of March 31, 2026, our leverage ratio was 33.4% (calculated as outstanding principal balance of our borrowings, including secured financings on debt-related investments, less cash and cash equivalents, divided by the fair value of our real property, net investments in unconsolidated joint venture partnerships and investments in real estate debt and securities not associated with the DST Program, as determined in accordance with our valuation procedures) and the weighted-average interest rate of our consolidated borrowings was 4.82%.
For the quarter ended March 31, 2026, we raised gross proceeds of approximately $401.2 million, including proceeds from our distribution reinvestment plan and the sale of DST Interests (including $29.2 million of DST Interests financed by DST Program Loans). The aggregate dollar amount of common stock and OP Unit redemptions requested for January, February and March, which were redeemed in full on February 1, 2026, March 1, 2026 and April 1, 2026, respectively, was $40.2 million. During March 2026, we issued 22.6 million OP Units in exchange for DST Interests for a net investment of $183.2 million. In addition, we paid $1.6 million in cash in exchange for DST Interests.
Update on Real Properties
As of March 31, 2026, our consolidated investments include 144 real estate properties totaling approximately 30.5 million square feet located in 34 markets throughout the U.S., which were 94.8% leased. Rent growth on comparable commercial leases executed during the trailing 12 months ended March 31, 2026 averaged 21.0% when calculated using cash basis rental rates and 35.6% when calculated using GAAP basis rental rates. For our industrial properties, rent growth on comparable leases executed during the trailing 12 months ended March 31, 2026 averaged 30.5% when calculated using cash basis rental rates and 45.2% when calculated using GAAP basis rental rates. Rent decline on new and renewal residential leases executed during the trailing 12 months ended March 31, 2026 averaged 1.7%. As of March 31, 2026, rents across our residential properties and industrial properties, our two largest categories, were estimated to be 8.0% and 20.6% below market (on a weighted-average basis).
As used herein, the term “commercial” refers to our industrial, retail, office and data center properties or customers, as applicable.
Acquisitions. During the three months ended March 31, 2026, we acquired one self-storage property for a contractual purchase price of $11.2 million.
Portfolio Overview. We currently group our real property portfolio into six categories: residential, industrial, retail, office, data center and other. The following table summarizes our real property portfolio by category as of March 31, 2026:

					Average
		Number of		% of Total	Effective Annual
($ and square feet in thousands,	Number of	Real	Rentable	Rentable	Base Rent per	%
except for per square foot data)	Markets (1)	Properties	Square Feet	Square Feet	Square Foot (2)	Leased
Residential properties	12	24	6,732	22.1%	$28.35	92.9%
Industrial properties	28	83	18,664	61.1	7.63	96.7
Retail properties	8	18	2,292	7.5	21.22	97.0
Office properties	5	6	1,221	4.0	38.73	75.1
Data Center properties	1	2	745	2.4	37.20	100.0
Other properties (3)	6	11	875	2.9	18.01	85.3
Total real property portfolio	34	144	30,529	100.0%	$15.17	94.8%
____________________________________________
(1)Reflects the number of unique markets by category and in total. As such, the total number of markets does not equal the sum of the number of markets by category as certain categories are located in the same market.
(2)Amount calculated as total annualized base rent, which includes the impact of any contractual tenant concessions (cash basis) per the terms of the lease, divided by total lease square footage as of March 31, 2026.
(3)Includes self-storage properties.

Market Diversification. The following table summarizes certain operating metrics of our real property portfolio by market and by category as of March 31, 2026:

($ and square feet in thousands)	Number of Properties	Investment in Real Estate Properties	% of Gross Investment Amount	Rentable Square Feet	% of Total Rentable Square Feet	% Leased (1)
Residential properties:
Atlanta, GA	3	$293,872	4.1%	820	2.7%	93.3%
Central Florida	3	437,875	6.1	958	3.1	92.8
Charlotte, NC	2	170,724	2.4	487	1.6	92.1
Dallas, TX	4	364,876	5.0	1,124	3.7	92.6
D.C. / Baltimore	1	97,458	1.3	288	1.0	89.5
Denver, CO	1	81,212	1.1	201	0.7	94.4
Pennsylvania	1	93,791	1.3	235	0.8	93.8
Phoenix, AZ	1	137,996	1.9	409	1.3	93.7
San Antonio, TX	2	152,040	2.1	592	1.9	93.4
Seattle, WA	1	124,082	1.7	208	0.7	94.8
South Florida	4	467,085	6.5	1,202	3.9	93.9
Tucson, AZ	1	126,161	1.7	208	0.7	87.2
Total residential properties (7,381 units)	24	2,547,172	35.2	6,732	22.1	92.9
Industrial properties:
Atlanta, GA	1	66,486	0.9	798	2.6	100.0
Bay Area, CA	3	169,374	2.3	614	2.0	86.6
Central Florida	6	245,521	3.4	1,413	4.6	85.8
Charlotte, NC	1	22,729	0.3	208	0.7	100.0
Chicago, IL	2	91,507	1.3	875	2.9	100.0
Cincinnati, OH	2	35,245	0.5	395	1.3	100.0
Columbus, OH	4	95,291	1.3	1,006	3.3	100.0
Dallas, TX	5	201,926	2.8	1,896	6.2	93.4
D.C. / Baltimore	6	148,671	2.0	1,108	3.6	100.0
Denver, CO	2	59,288	0.8	365	1.2	100.0
Greater Boston	4	142,316	2.0	577	1.9	100.0
Houston, TX	5	140,210	1.9	1,210	4.0	100.0
Indianapolis, IN	7	135,458	1.9	1,591	5.2	100.0
Las Vegas, NV	2	33,790	0.5	276	0.9	100.0
Louisville, KY	1	19,770	0.3	235	0.8	100.0
Metro New York	2	29,960	0.4	172	0.6	100.0
New Jersey	4	68,547	0.9	571	1.9	100.0
Pennsylvania	3	101,018	1.4	564	1.8	81.9
Phoenix, AZ	3	66,078	0.9	337	1.1	100.0
Portland, OR	3	65,670	0.9	395	1.3	100.0
Reno, NV	1	69,632	1.0	723	2.4	100.0
Richmond, VA	4	92,995	1.3	618	2.0	100.0
Salt Lake City, UT	2	144,414	2.0	916	3.0	88.1
San Antonio, TX	4	115,999	1.6	970	3.2	100.0
San Diego, CA	1	26,452	0.4	136	0.4	100.0
Seattle, WA	2	114,210	1.6	410	1.3	100.0
South Florida	1	15,270	0.2	76	0.2	100.0
Southern California	2	69,063	0.9	209	0.7	100.0
Total industrial properties	83	2,586,890	35.7	18,664	61.1	96.7

($ and square feet in thousands)	Number of Properties	Investment in Real Estate Properties	% of Gross Investment Amount	Rentable Square Feet	% of Total Rentable Square Feet	% Leased (1)
Retail properties:
Atlanta, GA	1	58,742	0.8	328	1.1	100.0
Birmingham, AL	1	45,531	0.7	193	0.6	96.7
D.C. / Baltimore	1	41,442	0.6	131	0.4	100.0
Greater Boston	10	268,907	3.7	982	3.2	96.1
New Jersey	1	67,269	0.9	226	0.8	95.3
Raleigh, NC	1	45,297	0.6	125	0.4	91.6
South Florida	2	117,509	1.6	206	0.7	98.6
Tulsa, OK	1	36,269	0.5	101	0.3	100.0
Total retail properties	18	680,966	9.4	2,292	7.5	97.0
Office properties:
Austin, TX	1	86,656	1.2	272	0.9	44.9
D.C. / Baltimore	1	95,690	1.3	128	0.4	91.6
Metro New York	1	271,919	3.8	595	2.0	77.1
Minneapolis / St. Paul, MN	1	39,642	0.5	103	0.3	92.8
New Jersey	2	47,890	0.7	123	0.4	100.0
Total office properties	6	541,797	7.5	1,221	4.0	75.1
Data Center properties:
D.C. / Baltimore	2	689,072	9.5	745	2.4	100.0
Total data center properties	2	689,072	9.5	745	2.4	100.0
Other properties (2):
Central Florida	3	34,800	0.5	187	0.6	84.3
New Jersey	1	23,959	0.3	91	0.3	88.8
Pennsylvania	3	63,199	0.9	274	0.9	87.1
Raleigh, NC	1	11,356	0.2	62	0.2	83.1
Richmond, VA	1	16,698	0.2	100	0.3	78.8
South Florida	2	44,300	0.6	161	0.6	86.2
Total other properties	11	194,312	2.7	875	2.9	85.3
Total real property portfolio	144	$7,240,209	100.0%	30,529	100.0%	94.8%
____________________________________________
(1)Percentage leased is based on executed leases as of March 31, 2026.
(2)Includes self-storage properties.

The following table sets forth the top 10 geographic allocations of our real property portfolio based on fair value as of March 31, 2026:

($ in thousands)	Number of Properties	Fair Value of Real Properties	% of Fair Value
D.C. / Baltimore	11	$1,019,550	13.3%
South Florida	9	725,950	9.4
Central Florida	12	721,750	9.4
Dallas, TX	9	563,000	7.3
Atlanta, GA	5	497,500	6.5
Greater Boston	14	424,100	5.5
San Antonio, TX	6	272,350	3.5
Pennsylvania	7	270,500	3.5
Seattle, WA	3	260,700	3.4
New Jersey	8	254,550	3.3
Other	60	2,680,800	34.9
Total real properties	144	$7,690,750	100.0%
Lease Terms. Commercial lease terms typically range from one to 10 years, and often include renewal options. Commercial leases that are structured on a “triple net basis”, in which customers pay their proportionate share of real estate taxes, insurance, common area maintenance, and certain other operating costs, account for 89.9% of our total leased commercial portfolio, based on number of commercial leases. Most of our commercial leases include fixed rental increases or Consumer Price Index-based rental increases and are not based on the income or profits of any person. The majority of our residential and self-storage leases expire within 12 months.
Lease Expirations. As of March 31, 2026, the weighted-average remaining term of our total leased commercial portfolio was approximately 5.6 years based on annualized base rent and 4.6 years based on leased square footage, excluding renewal options. The following table summarizes the lease expirations at our commercial properties for leases in place as of March 31, 2026, without giving effect to the exercise of renewal options or termination rights, if any. The table excludes our residential and self-storage properties as substantially all leases at such properties expire within 12 months.

($ and square feet in thousands)	Number of Commercial Leases	Annualized Base Rent (1)	% of Total Annualized Base Rent (1)	Leased Square Feet	% of Total Leased Square Feet
Remainder of 2026 (2)	42	$11,226	4.5%	1,209	5.5%
2027	71	25,881	10.4	2,707	12.3
2028	90	35,040	14.1	3,442	15.7
2029	80	33,111	13.3	3,647	16.6
2030	72	28,801	11.5	2,379	10.8
2031	49	19,167	7.7	2,113	9.6
2032	26	17,761	7.1	1,659	7.6
2033	26	9,280	3.7	682	3.1
2034	24	17,606	7.1	1,993	9.1
2035	22	12,259	4.9	852	3.9
Thereafter	35	39,094	15.7	1,279	5.8
Total leased	537	$249,226	100.0%	21,962	100.0%
____________________________________________
(1)Annualized base rent is calculated as monthly base rent including the impact of any contractual tenant concessions (cash basis) per the terms of the lease as of March 31, 2026, multiplied by 12.
(2)Includes four leases totaling approximately 37,000 square feet that expired on March 31, 2026.

Customer Diversification. We believe that the customer base that occupies our real property portfolio is generally stable and well-diversified. As of March 31, 2026, there were no customers that represented more than 10.0% of total annualized base rent or more than 10.0% of total leased square feet. The following table reflects our 10 largest customers, based on annualized base rent, as of March 31, 2026:

($ and square feet in thousands)	Number of Locations (1)	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Leased Square Feet	% of Total Leased Square Feet
Amazon / Whole Foods	7	$33,303	7.6%	1,349	4.7%
Stop & Shop	7	8,218	1.9	449	1.5
S.P. Richards Company	7	7,874	1.8	954	3.3
MF Warehouse	1	5,630	1.3	770	2.6
FedEx	3	5,490	1.2	1,063	3.7
Mizuho Bank Ltd.	1	4,622	1.1	110	0.4
SpaceX	2	4,241	1.0	269	0.9
Kuehne + Nagel	1	4,040	0.9	432	1.5
Veritiv Operating Company	2	3,480	0.8	804	2.8
S&S Activewear	1	3,257	0.7	657	2.3
Total	32	$80,155	18.3%	6,857	23.7%
____________________________________________
(1)Reflects the number of properties for which the customer has at least one lease in-place.
(2)Annualized base rent is calculated as monthly base rent including the impact of any contractual tenant concessions (cash basis) per the terms of the lease as of March 31, 2026, multiplied by 12.
The majority of our customers do not have a public corporate credit rating. We evaluate creditworthiness and financial strength of prospective commercial customers based on financial, operating and business plan information that such prospective customers provide to us, as well as other market, industry and economic information that is generally publicly available. As a result of this assessment, we may require that the customers enhance their credit by providing us with security deposits, letters of credit from established financial institutions, or personal or corporate guarantees. Customer creditworthiness often influences the amount of upfront tenant improvements, lease incentives, concessions or other leasing costs. We evaluate creditworthiness of our residential customers based on standard market practice, which includes credit checks.

Industry Diversification. We intend to maintain a well-diversified mix of customers to limit our exposure to any single customer or industry. Our diversified investment strategy inherently provides for customer diversity, and we continue to monitor our exposure relative to our larger customer industry sectors. The following table reflects the 10 largest industry concentrations within our portfolio, based on annualized base rent, as of March 31, 2026 and assumes that our residential and self-storage investments are not concentrated within any specific industry:

($ and square feet in thousands)	Number of Leases	Annualized Base Rent (1)	% of Total Annualized Base Rent	Leased Square Feet	% of Total Leased Square Feet
eCommerce / Fulfillment	9	$34,367	7.8%	1,614	5.6%
Storage / Warehousing	25	21,459	4.9	2,869	9.9
Transportation / Logistics	15	16,662	3.8	2,268	7.8
Food & Beverage	88	16,083	3.7	943	3.3
Professional Services	55	15,651	3.6	664	2.3
Supermarket	16	14,966	3.4	841	2.9
Apparel / Clothing	20	12,407	2.8	1,726	6.0
Financial	16	12,097	2.7	269	0.9
Manufacturing	13	9,199	2.1	1,256	4.3
Post & Courier Services	10	8,715	2.0	1,380	4.8
Total	267	$161,606	36.8%	13,830	47.8%
____________________________________________
(1)Annualized base rent is calculated as monthly base rent including the impact of any contractual tenant concessions (cash basis) per the terms of the lease as of March 31, 2026, multiplied by 12.

Forward-Looking Statements
This Current Report on Form 8-K includes certain statements that may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “could,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or other similar words or terms and include, without limitation, statements regarding the estimates and assumptions used in the calculation of our NAV per Fund Interest. These statements are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. The forward-looking statements included herein are based upon our current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, present and future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors that may cause results to vary are difficulties in economic conditions generally and the real estate, debt, and securities markets specifically, including the impact of inflation, changes in interest rates, developments related to tariffs and trade policies and the resulting impacts on market volatility and global trade and the conflicts in Ukraine and in the Middle East, legislative or regulatory changes, including changes to the laws governing the taxation of real estate investment trusts (“REITs”), risks associated with acquisitions, availability and creditworthiness of prospective customers, availability of capital (debt and equity), competition, supply and demand for properties in current and any proposed market areas in which we invest, our customers’ ability to pay rent, changes to accounting principles, policies and guidelines applicable to REITs, environmental, regulatory and/or safety requirements, customer bankruptcies and defaults, the availability and cost of comprehensive insurance, including our ability to continue to qualify as a REIT, and other factors, many of which are beyond our control. For a further discussion of these factors and other risk factors that could lead to actual results materially different from those described in the forward-looking statements, see “Risk Factors” under Item 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent periodic and current reports filed with the SEC. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1*	Consent of Altus Group U.S. Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
____________________________________________
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ares Real Estate Income Trust Inc.

April 16, 2026	By:	/s/ TAYLOR M. PAUL
Taylor M. Paul Managing Director, Chief Financial Officer and Treasurer